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                                                                    EXHIBIT 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 2001, included in the Power Integrations Inc.'s Form 10-K for the year ended December 31, 2000.

/s/ Arthur Andersen LLP
San Jose, California
April 26, 2001